Corporate Presentation JANUARY 2021 Exhibit 99.1

Disclaimer This presentation has been prepared by AVROBIO, Inc. (“AVROBIO”) for informational purposes only and not for any other purpose. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and AVROBIO’s own internal estimates and research. While AVROBIO believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and AVROBIO makes no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. While AVROBIO believes its internal research is reliable, such research has not been verified by any independent source. This presentation may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words and phrases such as “aims,” “anticipates,” “believes,” “could,” “designed to,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will,” and variations of these words and phrases or similar expressions that are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding our business strategy for and the potential therapeutic benefits of our current and prospective product candidates; the design, commencement, enrollment and timing of ongoing or planned clinical trials and regulatory pathways; the timing of patient recruitment and enrollment activities, clinical trial results, and product approvals; the timing and results of our ongoing preclinical studies; the anticipated benefits of our gene therapy platform including the potential impact on our commercialization activities, timing and likelihood of success; the anticipated benefits and safety profile of busulfan as a conditioning agent; the expected benefits and results of our manufacturing technology, including the implementation of our plato® platform in our clinical trials and gene therapy programs; the expected safety profile of our investigational gene therapies; the potential impact of the COVID-19 outbreak on our clinical trial programs and business generally, as well as our plans and expectations with respect to the timing and resumption of any development activities that may be temporarily paused as a result of the COVID-19 outbreak; and the market opportunity for and anticipated commercial activities relating to our investigational gene therapies. Any such statements in this presentation that are not statements of historical fact may be deemed to be forward-looking statements. Any forward-looking statements in this presentation are based on our current expectations, estimates and projections about our industry as well as management’s current beliefs and expectations of future events only as of today and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that any one or more of our product candidates will not be successfully developed or commercialized; the risk of cessation or delay of any ongoing or planned clinical trials of AVROBIO or our collaborators; the risk that we may not successfully recruit or enroll a sufficient number of patients for our clinical trials; the risk that we may not realize the intended benefits of our gene therapy platform, including the features of our plato® platform; the risk that our product candidates or procedures in connection with the administration thereof, including our use of busulfan as a conditioning agent, will not have the safety or efficacy profile that we anticipate; the risk that prior results, such as signals of safety, activity or durability of effect, observed from preclinical or clinical trials, will not be replicated or will not continue in ongoing or future studies or trials involving our product candidates; the risk that we will be unable to obtain and maintain regulatory approval for our product candidates; the risk that the size and growth potential of the market for our product candidates will not materialize as expected; risks associated with our dependence on third-party suppliers and manufacturers; risks regarding the accuracy of our estimates of expenses and future revenue; risks relating to our capital requirements and needs for additional financing; risks relating to clinical trial and business interruptions resulting from the COVID-19 outbreak or similar public health crises, including that such interruptions may materially delay our development timeline and/or increase our development costs or that data collection efforts may be impaired or otherwise impacted by such crises; and risks relating to our ability to obtain and maintain intellectual property protection for our product candidates. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause AVROBIO’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in AVROBIO’s most recent Quarterly Report on Form 10-Q, as well as discussions of potential risks, uncertainties and other important factors in AVROBIO’s subsequent filings with the Securities and Exchange Commission. AVROBIO explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law. Note regarding trademarks: plato® is a registered trademark of AVROBIO. Other trademarks referenced in this presentation are the property of their respective owners. Note regarding future updates: The statements contained in this presentation reflect our current views with respect to future events, which may change significantly as the global consequences of the COVID-19 pandemic rapidly develop. Accordingly, we do not undertake and specifically disclaim any obligation to update any forward-looking statements. Copyright© 2021 AVROBIO, Inc. All rights reserved.

Vision Bring personalized gene therapy to the world. Purpose Freedom from a lifetime of genetic disease.

Ex vivo lentiviral gene therapy has emerged as a leading modality across multiple genetic diseases Industry-wide data demonstrate proven record, broad utility TOLERABILITY DURABILITY EFFICACY WIDE REACH BROAD UTILITY Approved ALD Beta thalassemia MLD Investigational Fanconi anemia Hurler syndrome Sanfilippo A Sanfilippo B SCID-ADA SCID-X Sickle cell disease Wiskott-Aldrich syndrome X-CGD >350 patients >1,000 patient years Pediatrics and adults All mutations No exclusions due to pre-existing antibodies >12 years post-infusion Head-to-toe, including: Brain Muscle Bone ALD: Adrenoleukodystrophy; SCID-ADA: Severe Combined Immunodeficiency-Adenosine Deaminase Deficiency; SCID-X: X-Linked Severe Combined Immunodeficiency; MLD: Metachromatic Leukodystrophy; X-CGD: X-Linked Chronic Granulomatous Disease

Leading lysosomal disorder gene therapy pipeline 13 patients dosed to date IND: Investigational New Drug Fabry AVR-RD-01 Gaucher type 1 AVR-RD-02 Cystinosis AVR-RD-04 Hunter AVR-RD-05 Gaucher type 3 AVR-RD-06 Pompe AVR-RD-03 Proof-of-Concept IND-Enabling Phase 1/2

Fabry Gaucher type 1 Cystinosis Hunter Gaucher type 3 Pompe COMMERCIAL CALL POINTS REGULATORY PATHWAYS CLINICAL EXECUTION TECHNICAL & MANUFACTURING ‘Halo effect’ driven by strong pipeline synergies Replicable path to market

Multi-billion dollar market opportunity

Targeting rare lysosomal disorders with annual sales of ~$4.6 billion

Disease	Approx. 2019 Global Net Sales†	Five-Year SOC Cost per U.S. Patient*	Selected Companies w/ Marketed Therapies
Fabry	$1.4B	$1.7M	SANOFI GENZYME; Takeda Shire
Cystinosis	$0.2B	$4.3M	HORIZON PHARMA‡
Gaucher	$1.4B	$2.3M	SANOFI GENZYME; Takeda Shire
Hunter	$0.6B	$2.4M	Takeda Shire
Pompe	$1.0B	$3.2M	SANOFI GENZYME
	Total: $4.6B		

Sources: Rombach S et al., Orphanet J Rare Dis, 2013; van Dussen L et al., Orphanet J Rare Dis, 2014
** WAC pricing from Redbook using standard dosing assumptions*
† 2019 Net Sales from company annual and other reports
‡ Horizon's Procysbi oral therapy (delayed release cysteamine bitartrate); midpoint between avg. adult and pediatric
Note: Shire acquired by Takeda in 2019
SOC: Standard of Care

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Lifelong treatments vs. potential single-dose therapy Treatment burden Enzyme or protein level DISEASE PROGRESSION CONTINUES COULD HALT, PREVENT OR REVERSE DISEASE Enzyme Replacement Therapy (ERT) Temporary bolus of enzyme, not curative Bi-Weekly ERT Plasma Pharmacokinetics of ERT Life-long infusions Transient, intermittent elevation Bi-weekly IV infusions AVROBIO Gene Therapy Designed for 24/7 expression of protein, curative potential Functional Protein Expression in Transduced HSCs and Their Progeny 24/7 expression One-Time Gene Therapy Long-term, continuous elevation Single IV infusion ERT: Enzyme Replacement Therapy; IV: Intravenous; HSC: Hematopoietic Stem Cells Ability to impact CNS No Yes

Unrivaled commercial-scale platform in plato® MOBILIZATION & APHERESIS Patient Consent & Screening Patient Monitoring CONDITIONING & GENE THERAPY ADMINISTRATION CELL SEPARATION & CULTURE TRANSDUCTION CLOSED, AUTOMATED SYSTEM HARVESTING & CRYOPRESERVATION DRUG PRODUCT TESTING 1 2 3 4 5

Emerging tolerability profile has been predictable and manageable

Conditioning-related grade 3-4 AEs were transient in first 2 plato® patients


Bu90-
TCI

Busulfan 90 Target Concentration Intervention (TCI)

Observations to-date show short-term side effects start ~1 week after infusion, peak over the next 3-5 days and subside


Leukopenia
Lymphopenia
Neutropenia
Febrile neutropenia
Thrombocytopenia
Anemia
Abdominal pain
Diarrhea
Mucositis
Nausea
Vomiting
Blood
GI System
-3
Day 0
5
10
15
20
25
30
Days Post Gene Therapy
Bu90 TCI
1.5
2.0
2.5
3.0
3.5
Mean Toxicity Grade

Bu90-TCI: Busulfan 90-Target Concentration Intervention; AE: Adverse Event; GI: Gastrointestinal

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PROGRAM PATIENT MONTHS POST-INFUSION Fabry Phase 1 PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 PATIENT 5 Fabry Phase 2 PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 Gaucher Phase 1/2 PATIENT 1 Cystinosis Phase 1/2 PATIENT 1 PATIENT 2 PATIENT 3 Note: Based on data cut-off date of Nov. 12, 2020 Durability across programs 9 patients out 1 year or more; first patient out 3.5 years

“First Wave” Programs Fabry, Gaucher Type 1, cystinosis

Fabry disease opportunity



Travis, living with Fabry disease

Caused by mutation in gene encoding for alpha-galactosidase A enzyme

Standard of care (SOC): ERT

- Not curative, relentless progression of disease continues
- Burdensome and expensive – bi-weekly ERT infusions required; 5-year treatment cost of ERT = ~$1.7 million*

Unmet needs with SOC:

Kidney function
Proteinuria, polyuria, kidney failure

Cardiac function
Left ventricular hypertrophy, fibrosis, heart failure

Neuropathic pain
Pain and burning sensations in hands and feet, pain crises

Everyday burden of illness, and life expectancy
Not curative, relentless progression of disease, shortened lifespan

CNS complications
TIA/stroke, depression, mild cognitive deficiency, white matter hyperintensities

Fabry Disease Target Product Profile:

- Prevents, halts or reverses disease; normalizes lifespan
- Addresses all patient segments – all genetic mutations, male and female, all ages
- Lifelong durability – single infusion; off ERT
- Impacts hard-to-reach organs – e.g., brain, heart, kidney
- Well tolerated – no ERT/chaperone therapy-related side effects

Affects ~ 1:40,000 males and 1:118,000 females in U.S.

AVROBIO

** WAC pricing from Redbook using standard dosing assumptions*

13

Two AVR-RD-01 Fabry clinical trials 9 patients dosed across Phases 1 and 2 PHASE 1 Investigator-Sponsored Trial* PHASE 2 AVRO – FAB-201 Trial Patients Patients Key Objective Key Objectives n = 5 (fully enrolled) On ERT > 6 months prior to enrollment 18 - 50 year-old males n = 8-12 (4 patients dosed to-date) Treatment-naive 16 - 50 year-old males Safety and preliminary efficacy Safety and efficacy FAB-201 = AVRO-RD-01-201 Study * Sponsored by FACTs team (Fabry Disease Clinical Research and Therapeutics) in Canada ERT: Enzyme Replacement Therapy

FABRY PHASE 2: PATIENT 1

Substantial reduction of substrate in kidney biopsy at 1 year

Average number of **Gb3 inclusions per peritubular capillary (PTC)**


4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
Mean Number of Gb3 Inclusions per PTC
3.55
87% substrate reduction
0.47
Baseline
1 Year
(48 weeks)

- *Unpaired t-test for difference between n=55 PTCs at baseline vs. n=101 PTCs at 1 year; $p<0.0001$*
- *Error bar represents the standard deviation*

Baseline: The last available, non-missing observation prior to AVR-RD-01 infusion
Note: With respect to Fabry disease, Gb3 inclusions per PTC is interchangeable with GL-3 inclusions per KIC
FAB-201-1: First patient in FAB-201 clinical trial
PTC: Peritubular Capillary; Gb3: Globotriaosylceramide; GL-3: Globotriaosylceramide; KIC: Kidney Interstitial Capillary

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“The U.S. Food and Drug Administration today approved Galafold (migalastat), the first oral medication for the treatment of adults with Fabry disease.” “In this trial, patients treated with Galafold over six months had a greater reduction in globotriaosylceramide (GL-3) in blood vessels of the kidneys (as measured in kidney biopsy samples) as compared to patients on placebo.” “Galafold was approved using the Accelerated Approval pathway, under which the FDA may approve drugs for serious conditions where there is an unmet medical need and where a drug is shown to have certain effects that are reasonably likely to predict a clinical benefit to patients.” Precedent for use of kidney biopsy data for FDA approval of drug candidate for Fabry disease

Precedent for use of kidney biopsy data for FDA approval of drug candidate for Fabry disease Sources: Galafold (Migalastat), Multi-Discipline FDA Review; Germain 2019, Genet Med 21, 1987–1997 (2019) 12.1% -54.1% -42.6% -64.1% -36.3% -45.6% -27.3%

Leukocyte AGA Activity (nmol/hr/mg protein) Leukocyte AGA Enzyme Activity Lyso-Gb3 Plasma Reference Value: 2.4 nM; Lyso-Gb3: Globotriaosylsphingosine Note: Patient #2 has normal substrate, consistent with late-onset cardiac variant phenotype Plasma Lyso-Gb3 Sustained trends over multiple measures up to 2.5 years Patient 4 dosed using plato® FABRY PHASE 2 Plasma AGA Enzyme Activity Plasma AGA Activity Reference Range: 5.1–9.2 nmol/hr/mL; AGA: α-galactosidase A Plasma AGA Activity (nmol/hr/mL) VCN: Vector Copy Number; PBL: Peripheral Blood Leukocytes; dg: Diploid Genome Leukocyte AGA Activity Reference Range: 24–56 nmol/hr/mg protein; AGA: α-galactosidase A Drug Product VCN/dg Patient 1: 0.7 Patient 2: 0.5 Patient 3: 1.4 Patient 4: 1.6 Vector Copy Number Patient 1 Patient 2 Patient 3 Patient 4

29% average lyso-Gb3 reduction below baseline ERT All patients who have discontinued ERT remain off ERT* FABRY PHASE 1 * As of October 26, 2020 Lyso-Gb3: Globotriaosylsphingosine; ERT: Enzyme Replacement Therapy; Tx: Therapy Gene Tx + Off ERT Gene Tx + ERT Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 25% reduction from baseline ERT OFF ERT 19.0 14.0 33.4 8.2 34.9 25.3 26.1 58.5 29.1 15.8 47% reduction from baseline ERT ON ERT 43% reduction from baseline ERT OFF ERT 20% increase from baseline ERT OFF ERT 48% reduction from baseline ERT ON ERT ERT No ERT Gene Tx Day 0

Day 0 Kidney function (eGFR) stable up to 3.5 years* Normal Kidney Function Severe CKD Moderate CKD Mild CKD FABRY PHASE 1 & 2 * Eight of nine patients stable; other patient entered trial with more advanced kidney disease and a baseline eGFR level <50 mL/min/1.73m2. As expected, this patient has not stabilized, and the patient remains on ERT Note: eGFR was calculated using the CKD-EPI formula eGFR: Estimated Glomerular Filtration Rate; CKD: Chronic Kidney Disease; CKD-EPI: Chronic Kidney Disease Epidemiology Collaboration Fabry Phase 2 Fabry Phase 1

No unexpected safety events or trends identified Anti-AGA antibody titers observed in 4 patients in the Phase 1 trial and 2 patients in FAB-201. We believe none of these are of clinical significance Phase 1 SAEs (n=2) Febrile neutropenia (grade 3) Thrombophlebitis (grade 2) Note: Safety data cut off October 8, 2020; AVR-RD-01 is an investigational gene therapy AE: Adverse Event; SAE: Serious Adverse Event; AGA: Aspartylglucosaminidase FAB 201 SAEs (n=6) Pre-AVR-RD-01 treatment and prior to conditioning Seizure (grade 2) Post-AVR-RD-01 treatment Dehydration, nausea, vomiting (grade 3) Febrile neutropenia (2 patients, grade 3 & 4) Culture negative fevers (grade 2) Mucositis (grade 2) Phase 1 AEs (n=101) Generally consistent with myeloablative conditioning, underlying disease or pre-existing conditions Grade 3 or 4 (n=17) FAB 201 AEs (n=111) Generally consistent with myeloablative conditioning, underlying disease or pre-existing conditions Grade 3 or 4 (n=22) FABRY PHASE 1 & 2 Anti-AGA antibodies No SAEs or AEs related to AVR-RD-01 drug product AEs and SAEs reported

Planned global regulatory strategy for Fabry disease

Planned ERT-switch

CONFIRMATORY TRIAL

- Males, mutation-independent
- Efficacy, durability, safety
- Cardiac and kidney function
- Cognition and CNS imaging
- Biomarker data
- Quality of life

Phase 2 Partially Enrolled ERT-naïve

EXPANDED FOR POTENTIAL ACCELERATED APPROVAL

- n=8-12
- Treatment-naïve classic males
- Efficacy, durability, and safety
- Biomarker data, kidney and cardiac function, Gb3 in kidney biopsy
- Expand n, including adding females

Fully Enrolled ERT-switch

PHASE 1 – INVESTIGATOR SPONSORED TRIAL

- n=5, fully enrolled
- ERT-switch in classic males
- Safety, preliminary efficacy, durability
- Biomarker data, kidney function

Anticipated Next Steps:

- Present new data, including second kidney biopsy, at World*Symposium* Q1 ‘21
- Discuss accelerated approval approach with FDA by Q1 ‘21
- Expand Phase 2 study and complete enrollment
- Initiate confirmatory ERT-switch trial activities in 2021
- Seek early FDA agreement on potency assay matrix
- Advance commercial readiness activities including payors / HTA interactions

ERT: Enzyme Replacement Therapy; CNS: Central Nervous System; Gb3: Globotriaosylceramide

Cystinosis opportunity



Jaxson, living with cystinosis

Caused by CTNS gene defect, resulting in cystine build up in lysosomes

Standard of care (SOC): Cysteamine oral & eye drops

- Not curative, relentless progression of disease continues; significantly shortened lifespan; kidney transplant often required
- Burdensome and expensive – high pill burden and hourly eye drops; 5-year treatment cost with SOC ~$4.3 million*

Unmet needs with SOC:

Kidney function
Renal Fanconi syndrome, proteinuria, CKD, kidney failure

Vision
Corneal cystine accumulation, photophobia, involuntary eyelid closure

Endocrine disorders
Softening & deformation of bones, hypothyroidism, diabetes, infertility

CNS complications
Myopathy, hypotonia, tremors, swallowing, neurodevelopmental issues

Everyday burden of illness, reduced life expectancy
High pill burden causes GI discomfort; sulfur body odor and breath

Cystinosis Target Product Profile:

- Prevents, halts or reverses disease; normalizes lifespan
- Addresses all patient segments – male & female; kidney transplant independent; all ages
- Lifelong durability – single infusion; off cysteamine oral and eye drops
- Impacts hard-to-reach organs – e.g., eye, endocrine organs, brain
- Well tolerated – no cysteamine-related side effects

Affects ~ 1:170,000 people

AVROBIO

** WAC pricing from Redbook using standard dosing assumptions*

23

Steady enrollment in AVR-RD-04 IST trial in cystinosis 3 patients dosed to date AVR-RD-04 trial sponsored by University of California, San Diego; IST does not use plato® platform Note: AVR-RD-04 aka CTNS-RD-04 IST: Investigator Sponsored Trial OBJECTIVES PATIENTS Safety and tolerability Hypothesis generation of endpoints Up to 6 patients Adults and adolescents Cohorts 1-2 >18 years; Cohort 3 >14 years Male and female Oral and ophthalmic cysteamine ACTIVELY RECRUITING: PHASE 1/2 AVR-RD-04

Sharp drop in the number and size of cystine crystals in skin and rectal biopsies CYSTINOSIS PHASE 1/2: PATIENT 1 Rectal Biopsy Skin Biopsy 44% reduction Average intracytoplasmic crystals per cell Occupancy of cytoplasmic volume Average intracytoplasmic crystals per cell Occupancy of cytoplasmic volume Baseline 12 months 76% reduction Baseline 12 months 90% 25% 75% 10% 4.6 11.3 2.6 2.7 Note: These results are for a single patient only and may vary in the study population

Substantial decline in corneal crystals observed at 1 year CYSTINOSIS PHASE 1/2: PATIENT 1 Note: These results are for a single patient only and may vary in the study population; IVCM: In Vivo Confocal Microscopy; OD: Oculus Dexter (right eye); HRT3: Heidelberg Retina Tomograph 3 111 µm, OD 174 µm, OD 330 µm, OD 515 µm, OD 724 µm, OD Baseline IVCM images from Nidek Confoscan 12 months post-gene therapy IVCM images from Heidelberg HRT3 w/ Rostock Corneal Module 51 µm, OD 331 µm, OD 513 µm, OD 176 µm, OD Back of cornea CORNEAL CRYSTALS Front of cornea

First patient remains off cysteamine and eye drops at 1 year (max per day) OFF cysteamine 0 pills / day ON cysteamine 30 pills / day After AVR-RD-04 X (1 year post-gene therapy) Before AVR-RD-04 Daily cysteamine regimen ON cysteamine eye drops Prescribed 8 drops / day OFF cysteamine eye drops 0 drops / day CYSTINOSIS PHASE 1/2: PATIENT 1 Note: These results are for a single patient only and may vary in the study population; Investigational gene therapy; Does not include supplements and other medications

In vitro studies show that cystinosin is located in melanosomes, and regulates melanin synthesis Due to reduced melanin content, patients typically have blond hair and pale skin Pre-Infusion 4 months 6 months 9 months Post-Infusion Patient 1 appears to exhibit progressively darkening skin, eyebrows and hair color post-infusion, suggesting a possible impact of cystinosin protein on melanin. Note: These results are for a single patient only and may vary in the study population; Background removed for clarity Source: Chiaverini et al., FESEB, 2012 Darker pigmentation may be a sign of the fully multi-functional cystinosin protein Protocol amended to assess the impact on melanin synthesis and turnover CYSTINOSIS PHASE 1/2: PATIENT 1

No unexpected safety events or trends related to AVR-RD-04 identified in first two patients Note: Safety database cut Nov 2, 2020 (patients 1 and 2) AE: Adverse Event; SAE: Serious Adverse Event No SAEs or AEs related to AVR-RD-04 drug product AEs are generally consistent with myeloablative conditioning or underlying disease: Pre-AVR-RD-04 treatment and prior to conditioning (not all events listed) Diarrhea, hypokalemia, dizziness Dehydration, vomiting Post-AVR-RD-04 treatment (not all events listed) Alopecia, intermittent diarrhea, vomiting, loss of appetite Mucositis, intermittent febrile neutropenia, intermittent epistaxis Intermittent blurry vision, intermittent hypokalemia, mucoceles Thrombocytopenia AEs reported CYSTINOSIS PHASE 1/2 n=29 for subject 1 (12 mo. observation period), n=16 for subject 2 (3 mo. observation period) Majority of AEs are mild or moderate and resolved 1 severe AE of appendicitis unrelated to study treatment or procedures

Planned global regulatory strategy for cystinosis Planned 50% Enrolled POTENTIAL REGISTRATION Adults and pediatrics, males and females Mutation-independent, kidney transplant-independent Efficacy, durability, safety Ophthalmology, kidney, and other undisclosed Multiple crystal measures Quality of life PHASE 1/2 – INVESTIGATOR SPONSORED TRIAL n ≤6 Adults and adolescents, males and females Mutation-independent, kidney transplant-independent Safety, durability, preliminary efficacy Biomarker data, kidney function, vision Quality of life Anticipated Next Steps: Complete Phase 1/2 enrollment in 2021 Engage with FDA on registration trial design Identify global sites for registration trial Prepare plato® CMC / analytics requirements FDA: Food and Drug Administration; CMC: Chemistry, Manufacturing, and Controls

Gaucher disease type 1 opportunity



Adrianna, living with Gaucher disease type 1

Caused by mutation in the gene encoding for glucocerebrosidase (GCase) enzyme

Standard of care (SOC): ERT

- Not curative, relentless progression of disease continues, including bone crisis and fatigue
- Burdensome and expensive – bi-weekly infusions required; 5-year treatment cost with ERT = ~$2.3 million*

Unmet needs with SOC:

Bone-related manifestations
Skeletal abnormalities, avascular necrosis, osteoporosis

Hemoglobin levels and platelet counts
Anemia, thrombocytopenia, easy bruising, bleeding

Hepatosplenomegaly
Enlarged liver, enlarged spleen

Everyday burden of illness, and life expectancy
Fatigue, pain, lung disease, biweekly infusions, shortened lifespan

CNS complications
Increased risk of GBA-Parkinson's disease

Gaucher Disease Type 1 Target Product Profile:

- Prevents, halts or reverses disease; normalizes lifespan
- Addresses all patient segments – all GD1 genetic mutations, all ages, male & female
- Lifelong durability – single infusion; off ERT/chaperone therapy
- Impacts hard-to-reach organs – e.g., brain, bone and bone marrow
- Well tolerated – no ERT/SRT-related side effects

Affects ~ 1:44,000 people worldwide

** WAC pricing from Redbook using standard dosing assumptions*

31

Guard1: Phase 1/2 study in Gaucher disease type 1 1 patient dosed to date OBJECTIVES PATIENTS Safety Efficacy Engraftment Enrollment goal: 8-16 patients 18-45-year-old males and females Have a confirmed diagnosis of GD1 based on: Deficient glucocerebrosidase enzyme activity Clinical features consistent with GD1 An adaptive, open-label, multinational phase 1/2 study of the safety and efficacy of ex vivo, lentiviral vector-mediated gene therapy AVR-RD-02 for patients with Gaucher disease type 1. ACTIVELY RECRUITING: RECRUITING PLANNED 1H ’21: PHASE 1/2 AVR-RD-02 Gaucher disease type 1 patients who are: ERT-stable for >24 months or Treatment-naïve or Have not received ERT or SRT in the last 12 months GD1: Gaucher Disease Type 1; ERT: Enzyme Replacement Therapy; SRT: Substrate Reduction Therapy; 1H: First Half

Key biomarkers below ERT levels at 3 months GUARD1: PATIENT 1 Lyso-Gb1 Plasma Normal Range: 0.5 – 1.2 ng/mL Chitotriosidase Plasma Activity Normal Range: 0.0–44.2 μmoL/L/ ERT: Enzyme Replacement Therapy; Lyso-Gb1: Glucosylsphingosine Plasma Lyso-Gb1 (ng/mL) Baseline (On ERT) 3 months (Off ERT) 22% reduction Lyso-Gb1, a sensitive and specific marker of metabolite accumulation in Gaucher disease is decreased relative to baseline on ERT Chitotriosidase, a marker of activated macrophages (Gaucher cells), is also decreased Plasma Chitotriosidase Activity (μmoL/L/h) Baseline (On ERT) 3 months (Off ERT) 17% reduction 151

Platelet counts and hemoglobin in normal range at 3 months, despite being off ERT GUARD1: PATIENT 1 Platelet Count Platelet Count (x109 /L) Normal range Hemoglobin Concentration Normal range Platelet Count Reference Value Adult: 130-400x109/L; Hemoglobin Reference Value: Males: 13.5-17.5 g/dL; Females: 11.5-16.0 g/dL; grey line: local (safety) lab values; pink dots: central (efficacy) lab values; ERT: Enzyme Replacement Therapy

GUARD1: PATIENT 1

No unexpected safety events or trends identified

No SAEs or AEs related to AVR-RD-02 drug product

No SAEs reported

AEs reported

- n=26 (3-month observation period)
- Majority of AEs are mild or moderate
  - 8 grade 3 and 1 grade 4 AEs: 5 definitely or possibly related to busulfan, 1 definitely related to G-CSF, 1 (eye pain) with unknown relatedness, and 1 unrelated
- AEs are generally consistent with myeloablative conditioning or underlying disease:

Pre-AVR-RD-02 treatment and prior to conditioning

- Nausea & vomiting

Post-AVR-RD-02 treatment

- Nausea, intermittent headache
- Mucositis, alopecia, febrile neutropenia
- Anemia, thrombocytopenia
- Increased ocular pressure

Note: These results are for Patient 1 only and may not be representative of the total study population; Safety database cut as of Nov. 3, 2020
AE: Adverse Event; SAE: Serious Adverse Event; G-CSF: Granulocyte Colony Stimulating Factor

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Planned global development strategy for Gaucher disease type 1

Planned

PHASE 1/2 EXPANSION: POTENTIAL REGISTRATION

- Safety, efficacy, durability
- Organ volumes, hematologic measures, bone assessments, pain, and QOL

Enrolling

PHASE 1/2

- n=8-16
- Adults, males and females, ages 18-45 years old
- ERT-switch and ERT-naïve
- Safety, efficacy, durability
- Biomarker data, organ volumes, hematologic measures, bone assessments, pain, and QOL

Anticipated Next Steps:

- Present 6-month data at World*Symposium* Q1 ’21
- Advance patient enrollment
- Advance regulatory dialogue on registration pathway

QOL: Quality Of Life; ERT: Enzyme Replacement Therapy

“Second Wave” Programs Hunter, Gaucher Type 3 and Pompe

PRECLINICAL DATA

Proprietary tags deliver therapeutic protein into hard-to-reach organs

Hunter syndrome

Tag normalizes heparan sulfate in brain


Fold Total Heparan Sulfate over Normal Mouse
10
5
0
****
***
*
****
Normal Mouse
Hunter Mouse
LV GT
LV GT w/ Tag

Pompe disease

Tag normalizes glycogen substrate in brain


µg Glycogen/mg Protein
60
50
40
30
20
10
0
****
Normal Mouse
Pompe Mouse
LV GT
LV GT w/ Tag

AVROBIO

*Figure adapted from Gleitz H et al., EMBO Mol Med, 2018 Fig 3A; *P<0.05, ***P<0.001, ****P<0.0001; LV GT: Lentiviral Gene Therapy*

38

Hunter syndrome opportunity



Danny, living with Hunter syndrome

Caused by a deficiency of the lysosomal enzyme iduronate-2-sulfatase (IDS)

Standard of care (SOC): ERT

- Not curative, significantly reduced lifespan; ERT not able to penetrate the blood-brain barrier
- Burdensome and expensive – weekly infusions required; 5-year ERT treatment cost = ~$2.4 million*

Unmet needs with SOC:

Neurological complications
Cognitive deficits, seizures or behavior changes

Skeletal and connective tissue issues
Deformities of neck, face, teeth and skin; joint stiffness (movement)

Respiratory and cardiac system impacts
Chronic infections, respiratory distress, cardiac valve disease

Everyday burden of illness and life expectancy
Impaired vision, loss of hearing, hepatosplenomegaly, inguinal hernias, weekly infusions, significantly reduced life span

Hunter Syndrome Target Product Profile:

- Prevents, halts or reverses disease; normalizes lifespan
- Addresses all patient segments – all genetic mutations, neuropathic and non-neuropathic, all ages
- Lifelong durability – single infusion; off ERT
- Impacts hard-to-reach organs, including brain and heart
- Well tolerated – no ERT-related side effects

Affects ~ 1:100,000 to 1:170,000 male births worldwide

Anticipated next steps: Dose first patient in 2H 2021

AVROBIO

** WAC pricing from Redbook using standard dosing assumptions*

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Gaucher disease type 3 opportunity



Maddie, living with
Gaucher disease Type 3

Subacute neurological form of Gaucher disease characterized by progressive encephalopathy and associated with the systemic manifestations of Gaucher type 1

Standard of care (SOC): ERT

- Not curative, relentless progression of disease continues; utility of ERT minimized by its inability to impact the CNS
- Burdensome and expensive – bi-weekly infusions required; 5-year treatment cost with ERT = ~$2.3 million*

Unmet needs with SOC:

CNS complications
Seizures, cognitive problems, poor coordination

Bone-related manifestations
Bone crises, bone pain, avascular necrosis

Hemoglobin levels and platelet counts
Anemia, thrombocytopenia, easy bruising, bleeding

Hepatosplenomegaly
Enlarged liver, enlarged spleen

Everyday burden of illness, and life expectancy
Fatigue, pain, shortened lifespan

Gaucher Disease Type 3 Target Product Profile:

- Prevents, halts or reverses disease; normalizes lifespan
- Addresses all patient segments – all genetic mutations, all ages, male & female
- Lifelong durability – single infusion; off ERT/SRT
- Impacts hard-to-reach organs – e.g., brain, bone and bone marrow
- Well tolerated – no ERT-related side effects

Anticipated next steps: Dialogue with FDA about path to clinic

AVROBIO

** WAC pricing from Redbook using standard dosing assumptions*

40

Pompe disease opportunity



Sam and Sean, living with Pompe disease

Caused by mutation in acid alpha-glucosidase (GAA) gene

Standard of care (SOC): ERT

- Not curative, significantly reduced lifespan; ERT not able to impact hard-to-reach organs, i.e., brain and heart
- Burdensome and expensive – bi-weekly infusions required; 5-year treatment cost = ~$3.2 million*

Unmet needs with SOC:

Pulmonary function
Chronic respiratory infections, sleep apnea, artificial ventilation

Physical endurance and strength
Progressive muscle weakness, wheel-chair bound

CNS complications
Neuromuscular control, cognitive impairment

GI complications
Macroglossia, difficulty chewing and swallowing

Everyday burden of illness, and life expectancy
Biweekly infusions, shortened lifespan

Pompe Disease Target Product Profile:

- Prevents, halts or reverses disease; normalizes lifespan
- Addresses all patient segments – all genetic mutations (classic infantile-onset, non-classic infantile-onset, and late-onset), all ages, male & female
- Lifelong durability – single infusion; off ERT
- Impacts hard-to-reach organs – brain, spinal cord, PNS: global distribution of genetically modified microglia; skeletal and cardiac muscle
- Well tolerated – no ERT-related side effects

Affects ~ 1:58,000 people

Anticipated next steps: Align with FDA on classic infantile-onset trial design

AVROBIO

** WAC pricing from Redbook using standard dosing assumptions*

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plato® –– AVROBIO’s platform for global gene therapy commercialization Solves key industry challenges Redefines manufacturing best practices

Designed to be fully scalable Common components and automation leveraged across manufacturing DRUG PRODUCT Closed system automated platform Scale out of manufacturing suites and automation units to meet patient demand PLASMID 3 of 4 component plasmids used in every vector Each plasmid can be mass produced and stored for use VECTOR State of the art, largest scale, 200L vector production Expansion through simple installation of additional units, mass produced, frozen, and stored for use Note: This diagram is for illustrative purposes only

DRUG PRODUCT Poised to manufacture at scale Global infrastructure already in place VECTOR (200L scale bioreactor runs (109 titer)) 4 production suites 12 runs per year per suite >50 patients per run 2,400 PATIENTS ANNUALLY 3+ global production suites 8 automated units per suite 100 patients per unit per year 2,400 PATIENTS ANNUALLY Note: This diagram is for illustrative purposes only Scale

CMC achievements have defined the plato® story X Strategic investment in technology laid the foundation for our manufacturing leadership Robust production platform Best-in-class LV manufacturing Scalable from plasmid to drug product Global footprint Cleared for the clinic from multiple agencies Cost effective Intended to address key COGs issues Manufacturing Analytics Robust platform analytics Best-in-class VCN assay First-in-class transduction assay Deep product characterization First-in-class single cell analytics Potency assay matrix Intended to accelerate regulatory approvals CMC: Chemistry, Manufacturing, and Controls; VCN: Vector Copy Number; LV: Lentiviral; COGs: Cost Of Goods

Key anticipated 2021 milestones

Goal:
30 patients dosed cumulatively by end of 2021

Fabry AVR-RD-01	Seek agreement with regulators on approval pathway in one or more major markets
Gaucher type 1 AVR-RD-02	Execute on global phase 1/2 trial
Cystinosis AVR-RD-04	Complete phase 1/2 enrollment Engage w/ FDA on pivotal trial design
Hunter AVR-RD-05	Dose first patient in 2H of 2021
Gaucher type 3 AVR-RD-06	FDA dialogue on path to clinic
Pompe AVR-RD-03	Prepare for classic infantile-onset study

Next planned data release: WORLD*Symposium* 2021 (week of February 8)

AVROBIO

FDA: Food and Drug Administration; 2H: Second Half

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Thank you